Exhibit 10.1

Execution Version

SECOND AMENDMENT

Dated as of May 27, 2011

TO

CREDIT AGREEMENT

Dated as of December 31, 2009

among

BUTLER ANIMAL HEALTH SUPPLY, LLC,

as Borrower,

The Several Lenders from Time to Time Parties Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

J. P. Morgan Securities LLC, as Sole Lead Arranger and Sole Bookrunner

SECOND AMENDMENT

SECOND AMENDMENT, dated as of May 27, 2011 (this “Amendment”), to the Credit Agreement, dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Butler Animal Health Supply, LLC (the “Borrower”), JPMorgan Chase Bank, N.A., as the administrative agent (in such capacity, the “Administrative Agent”), and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).  J.P. Morgan Securities LLC is acting as the sole lead arranger and sole bookrunner (in such capacities, the “Sole Lead Arranger”) in connection with this Amendment and the Tranche A Term Loans, Tranche B Term Loans and the New Revolving Commitments referred to below.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

WHEREAS, the Borrower has requested the Credit Agreement be amended to, among other things, provide for (i) a new tranche of term loans (the “Tranche B Term Loans”) to replace and refinance, together with the Tranche A Term Loans (as defined below), the existing Term Loans (the “Existing Term Loans”), which Tranche B Term Loans are intended to be Replacement Term Loans, as contemplated in the fifth paragraph of Section 11.1 of the Credit Agreement, (ii) a new tranche of term loans in an aggregate principal amount of $100,000,000 (the “Tranche A Term Loans”, together with the Tranche B Term Loans, the “New Term Loans”), the proceeds of which, together with the Tranche B Term Loans, will be used to fully repay and refinance the Existing Term Loans and (iii) new commitments in an aggregate principal amount of $50,000,000 (the “New Revolving Commitments”) to make Revolving Loans, and to acquire participations in Letters of Credit and Swingline Loans, a portion of which will replace all existing Revolving Commitments (the “Existing Revolving Commitments”).  Except as otherwise provided herein, the New Revolving Commitments will have the same terms as the Existing Revolving Commitments (with any outstanding Letters of Credit and Swingline Loans under the Existing Revolving Commitments to be deemed outstanding under the New Revolving Commitments upon the effectiveness thereof).

WHEREAS, each Person that executes and delivers a signature page to this Amendment (a “Lender Addendum”) and agrees in connection therewith to make a Tranche B Term Loan (collectively, the “New Tranche B Term Lenders”) will thereby (i) agree to the terms of this Amendment, (ii) agree to all provisions of the Credit Agreement, as amended hereby, and to be a party to the Credit Agreement as a Lender and (iii) commit to provide Tranche B Term Loans to the Borrower on the Effective Date  in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such New Tranche B Term Lender.   The amount of the Tranche B Term Loan facility shall be $216,000,000.

WHEREAS, each Person that executes and delivers a Lender Addendum and agrees in connection therewith to make a Tranche A Term Loan (collectively, the “Tranche A Term Lenders”) will thereby (i) agree to the terms of this Amendment, (ii) agree to all provisions of the Credit Agreement, as amended hereby, and to be a party to the Credit Agreement as a Lender and (iii) commit to provide Tranche A Term Loans to the Borrower on the Effective Date in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Tranche A Term Lender.   The amount of the Tranche A Term Loan shall be $100,000,000.

WHEREAS, each existing Revolving Lender (an “Existing Revolving Lender”) that executes and delivers a Lender Addendum and in connection therewith agrees to convert all or a portion of its Existing Revolving Commitment into New Revolving Commitments (such Existing Revolving Lenders, collectively, the “Continuing Revolving Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to convert its Existing Revolving Commitments into New Revolving Commitments in a principal amount equal to the aggregate principal amount of such Existing Revolving Commitments so converted.

WHEREAS, each Person (other than a Continuing Revolving Lender in its capacity as such) that executes and delivers a Lender Addendum and agrees in connection therewith to make New Revolving Commitments (collectively, the “New Revolving Lenders”) will thereby (i) agree to the terms of this Amendment, (ii) agree to all provisions of the Credit Agreement, as amended hereby, and to be a party to the Credit Agreement as a Lender and (iii) commit to provide New Revolving Commitments to the Borrower on the Effective Date  in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such New Revolving Lender.   The amount of the New Revolving Commitments shall be $50,000,000.

WHEREAS, the New Term Loans and the New Revolving Commitments shall be made available to the Borrower, subject to the satisfaction of the conditions set forth herein, and this Amendment shall become effective at such time, with the Continuing Revolving Lenders, the New Tranche B Term Lenders party hereto, and the New Revolving Lenders party hereto being part of the Required Lenders whose consent is necessary for this Amendment to become effective.

WHEREAS, the proceeds of the New Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.  Amendments to Cover Page and Section 1.

(a)  The cover page to the Credit Agreement is hereby replaced in its entirety with the new cover page attached as Exhibit A to this Amendment.

(b)  Section 1.1 of the Credit Agreement is hereby amended as of the Effective Date by inserting, in its proper alphabetical order, the following new definitions:

“Repricing Transaction”: (a) any prepayment of the Tranche B Term Loans using proceeds of Indebtedness incurred by the Borrower from a substantially concurrent incurrence of term loans for which the all-in yield (giving effect to interest rate margins, original issue discount (based on an assumed four-year average life), upfront fees and Eurodollar/Base Rate Floors) on the date of such prepayment is lower than the interest rate or the all-in yield (as determined by the Administrative Agent on the same basis) of the Tranche B Term Loans on the date of such prepayment, provided that the primary purpose of such prepayment is to refinance the Tranche B Term Loans at a lower interest rate or (b) any repricing of the Tranche B Term Loans pursuant to an amendment hereto resulting in the interest rate payable thereon on the date of such amendment being lower than the Eurodollar Rate on the date of such prepayment plus the Applicable Margin with respect to the Tranche B Term Loans on the date of such prepayment.

“Second Amendment”: the Second Amendment to this Agreement, dated the Second Amendment Effective Date.

“Second Amendment Effective Date”: the “Effective Date”, as defined in the Second Amendment, which date is May 27, 2011.

“Tranche A Term Commitment”:  as to any Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Borrower hereunder on the Second Amendment Effective Date in a principal amount not to exceed the amount set forth under such Lender’s name on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The original aggregate amount of the Tranche A Term Commitment is $100,000,000.

“Tranche A Term Lender”: each Lender that holds a Tranche A Term Loan.

“Tranche A Term Loan”: a Loan made pursuant to a Tranche A Term Commitment.

“Tranche A Term Percentage”:  as to any Tranche A Term Lender at any time, the percentage which such Lender’s Tranche A Term Commitment then constitutes of the aggregate Tranche A Term Commitments (or, at any time after the Second Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche A Term Loans then outstanding).

“Tranche A Termination Date”:  December 31, 2014.

“Tranche B Term Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Borrower hereunder on the Second Amendment Effective Date in a principal amount not to exceed the amount set forth under such Lender’s name on Schedule 1.1 or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The original aggregate amount of the Tranche B Term Commitment is $216,000,000.

“Tranche B Term Lender”: each Lender that holds a Tranche B Term Loan.

“Tranche B Term Loan”: a Loan made pursuant to a Tranche B Term Commitment.

“Tranche B Term Percentage”:  as to any Tranche B Term Lender at any time, the percentage which such Lender’s Tranche B Term Commitment then constitutes of the aggregate Tranche B Term Commitments (or, at any time after the Second Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding).

“Tranche B Termination Date”: December 31, 2015.

(c)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing in the definition of “Applicable Margin” with the following definition:

“Applicable Margin”: (a) for any Tranche B Term Loan, (i) with respect to any Base Rate Loans, 2.25% per annum and (ii) with respect to any Eurodollar Loans, 3.25% per annum, (b) for any Revolving Loan or Swingline Loan, the rate per annum set forth under the relevant column heading in the grid below under the caption “Revolving Loans and Swingline Loans” and (c) for any Tranche A Term Loan, the rate per annum set forth under the relevant column heading in the grid below under the caption “Tranche A Term Loans”:

Revolving Loans and Swingline Loans
Consolidated Leverage Ratio	Applicable Margin for Eurodollar Revolving Loans and Swingline Loans	Applicable Margin for Base Rate Revolving Loans and Swingline Loans
Greater than or equal to 3.25:1.00	3.00%	2.00%
Less than 3.25 but greater than or equal to 2.75:1.00	2.75%	1.75%
Less than 2.75:1.00	2.50%	1.50%

Tranche A Term Loans
Consolidated Leverage Ratio	Applicable Margin for Eurodollar Tranche A Term Loans	Applicable Margins for Base Rate Tranche A Term Loans
Greater than or equal to 3.25:1.00	3.00%	2.00%
Less than 3.25 but greater than or equal to 2.75:1.00	2.75%	1.75%
Less than 2.75:1.00	2.50%	1.50%

For the purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date that is three Business Days after the date on which financial statements are delivered to the Administrative Agent and the Lenders pursuant to Section 7.1 and shall remain in effect until the next changes to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid above shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 8.1(a).

(d)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by inserting at the end of the definition of “Base Rate” the following: “Notwithstanding the rate calculated in accordance with the foregoing, at no time shall the Base Rate with respect to the Tranche B Term Loans be less than 2.25% per annum.”

(e)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the definition of “Commitment” with the following definition:

“Commitment”: as to any Lender, the sum of the Tranche A Term Commitment, the Tranche B Term Commitment and the Revolving Commitment of such Lender.

(f)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the definition of “Commitment Fee Rate” with the following definition:

“Commitment Fee Rate”: 0.50% per annum.

(g)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the definition of “Eurodollar Base Rate” with the following definition:

“Eurodollar Base Rate”: (a) with respect to each day during each Interest Period pertaining to a Eurodollar Loan that is not a Tranche B Term Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period and (b) with respect to each day during each Interest Period pertaining to a Tranche B Term Loan that is a Eurodollar Loan, the higher of (i) the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on the Reuters Screen LIBOR01 Page as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period and (ii) 1.25%.  In the event that such rate does not appear on such page (or otherwise on such screen), the “Eurodollar Base Rate” shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

(h)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the definition of “Facility” with the following definition:

“Facility”: each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the “Tranche A Facility”), (b) the Tranche B Term Commitments and the Tranche B Term Loans made thereunder (together with the Tranche A Facility, the “Term Facility”) and (b) the Revolving Commitments and the extensions of credit made thereunder (the “Revolving Facility”).

(i)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the phrase “Termination Date” in clause (g) of the definition of “Indebtedness” and inserting in lieu thereof “Tranche B Termination Date”.

(j)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by amending the definition of “Interest Period” (i) by inserting the words “one week (with respect only to Revolving Loans) or” immediately before the words “one, two, three or six months” in the third and seventh lines thereof  and (ii) by inserting “other than with respect to a one-week Interest Period,” at the beginning of subclause (iii) therof .

(k)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by amending the definition of “Loan Documents” by inserting “, the First Amendment, the Second Amendment,” immediately after the words “the Security Documents”.

(l)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by amending the definition of “Revolving Commitments” by deleting the last sentence thereto and inserting in its place the following:  “As of the Second Amendment Effective Date, the Total Revolving Commitments is $50,000,000.”

(m)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by amending the definition of “Swingline Commitment” by deleting the amount “$5,000,000” and inserting in its place “$12,500,000.”

(n)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by deleting the definitions of “Term Commitment” and “Term Termination Date” in their entirety.

(o)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the definition of “Term Loan” with the following new definition:

“Term Loans”: the collective reference to the Tranche A Term Loans and the Tranche B Term Loans.

(p)  Section 1.1 of the Credit Agreement is hereby further amended as of the Effective Date by replacing the definition of “Term Percentages” with the following definition:

“Term Percentages”: (a) the Tranche A Term Percentage or (b) the Tranche B Term Percentage, as applicable.

SECTION 3.  Amendments to Section 2.

(a)  Section 2.1 of the Credit Agreement is hereby replaced with the following new Section 2.1:

2.1           Term Loans.  (a)  On the Second Amendment Effective Date, subject to the terms and conditions of this Agreement and the Second Amendment, each Tranche A Term Lender severally agrees to make a Tranche A Term Loan to the Borrower in an amount not to exceed the amount of the Tranche A Term Commitment of such Lender.

(b)           On the Second Amendment Effective Date, subject to the terms and conditions of this Agreement and the Second Amendment, each Tranche B Term Lender severally agrees to make a Tranche B Term Loan to the Borrower in an amount not to exceed the amount of the Tranche B Term Commitment of such Lender.

(c)           The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 4.3.

(b)  Section 2.2 of the Credit Agreement is hereby replaced with the following new Section 2.2:

2.2.           Procedures for Term Loan Borrowing.  The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Second Amendment Effective Date) requesting that the Term Lenders make the Tranche A Term Loans or the Tranche B Term Loans on the Second Amendment Effective Date and specifying the amount to be borrowed and the Type of Loan. The Term Loans made on the Second Amendment Effective Date shall initially be Eurodollar Loans with an Interest Period of one month.  Upon receipt of such notice the Administrative Agent shall promptly notify each Term Lender thereof. Not later than 12:00 noon, New York City time, on the Second Amendment Effective Date, each Tranche A Term Lender and Tranche B Term Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche A Term Loan and the Tranche B Term Loan  to be made by such Lender.

(c)  Section 2.3 of the Credit Agreement is hereby replaced with the following:

2.3           Repayment of Term Loans.

(a)           Tranche A Term Loans.  The Tranche A Term Loan of each Lender shall mature and be repaid during the period commencing September 30, 2011 and ending December 31, 2014 in 14 consecutive quarterly installments.  The Borrower shall repay the Tranche A Term Loans on each date set forth below in an amount equal to the percentage of the aggregate principal amount of the Tranche A Term Loans made on the Second Amendment Effective Date set forth opposite such date:

Date	Percentage of Original Principal Amount
September 30, 2011	1.25%
December 31, 2011	1.25%
March 31, 2012	1.25%
June 30, 2012	1.25%
September 30, 2012	1.875%
December 31, 2012	1.875%
March 31, 2013	1.875%
June 30, 2013	1.875%
September 30, 2013	2.50%
December 31, 2013	2.50%
March 31, 2014	2.50%
June 30, 2014	2.50%
September 30, 2014	3.125%
December 31, 2014	74.375%

(b)           Tranche B Term Loans.  The Tranche B Term Loan of each Lender shall mature and be repaid (i) during the period commencing September 30, 2011 and ending September 30, 2015, in 17 equal consecutive quarterly installments each in the amount of one quarter of one percent (0.25%) per annum of the aggregate principal amount of the Tranche B Term Loans made on the Second Amendment Effective Date and (ii) by a final installment equal to the remaining unpaid principal balance of the Tranche B Term Loans on the Tranche B Termination Date.

SECTION 4. Amendmenets to Section 4.

(a)  Section 4.1 of the Credit Agreement is hereby amended as of the Effective Date by inserting the following parenthetical immediately following the phrase “without premium or penalty” in the first sentence thereof: “(other than as set forth in the last two sentences of this Section 4.1)”.

(b)  Section 4.1 of the Credit Agreement is hereby further amended as of the Effective Date by inserting the following sentence immediately following the last sentence thereof:

Notwithstanding anything to the contrary in this Section 4.1, any prepayment or repricing of the Tranche B Term Loans effected on or prior to the first anniversary of the Second Amendment Effective Date as a result of a Repricing Transaction shall be accompanied by a fee equal to 1.00% of the principal amount of Tranche B Term Loans prepaid or repriced.  If in connection with a Repricing Transaction on or prior to such first anniversary any Lender is replaced as a result of its being a Non-Consenting Lender in respect of such Repricing Transaction pursuant to Section 4.13, such Lender shall be entitled to the fee provided under this Section 4.1.

(c)  Section 4.8(a) of the Credit Agreement is hereby amended as of the Effective Date by deleting the words “Term Percentages” and inserting in lieu thereof “Tranche A Term Percentages, Tranche B Term Percentages”.

(d)  Section 4.8(b) of the Credit Agreement is hereby amended as of the Effective Date by deleting the second sentence thereto and inserting in lieu thereof the following:  “The amount of each principal prepayment of the Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, pro rata based upon the respective then remaining principal amounts thereof.”

SECTION 5.  Amendment to Section 5.  Section 5 is hereby amended as of the Effective Date by replacing Section 5.16 in its entirety with the following new Section 5.16:

5.16           Use of Proceeds. The proceeds of the Tranche A Term Loans and Tranche B Term Loans shall be used to refinance the Existing Term Loans (as defined in the Second Amendment) and to pay related fees and expenses. The proceeds of the Revolving Loans, together with the proceeds of the Swingline Loans and the Letters of Credit, shall be used to finance working capital needs and for general corporate purposes of the Borrower and its Subsidiaries.

SECTION 6.   Amendments to Section 7.

(a)  Section 7.2 of the Credit Agreement is hereby amended as of the Effective Date by adding the following new paragraph (h) at the end thereof:

(h)           (i) within 5 Business Days after delivering financial statements pursuant to Section 7.1 (or such other date as may be agreed by the Administrative Agent) notify the Administrative Agent and the Lenders of the date and time for a quarterly conference call (including a question and answer session) for the benefits of the Lenders with senior management of the Borrower to discuss the financial condition, performance, results of operations and prospects of Borrower and its Subsidiaries and other topics reasonably requested by the Lenders (a “Lender Conference Call”) and (ii) within 5 Business Days (but not less than one Business Day) after delivery of each such notice, conduct a Lender Conference Call.

(b)  Section 7.8(a) of the Credit Agreement is hereby amended as of the Effective Date by deleting the words “Term Termination Date” in the first sentence thereof and replacing in lieu thereof “Tranche B Termination Date”.

SECTION 7.   Amendments to Section 8.

(a)  Section 8.2(n) of the Credit Agreement is hereby amended as of the Effective Date by deleting the words “Term Termination Date” and replacing in lieu thereof “Tranche B Termination Date”.

(b)  Section 8.6(c) of the Credit Agreement is hereby amended as of the Effective Date by deleting “$10,000” and replacing in lieu thereof “$10,000,000”.

SECTION 8.  Amendment to Section 11. Section 11.1 of the Credit Agreement is hereby amended as of the Effective date by replacing the fifth paragraph thereof with the following new paragraph:

In addition, notwithstanding the foregoing, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans (as defined below) to permit the refinancing, replacement or modification of all outstanding Tranche A Term Loans or all outstanding Tranche B Term Loans (“Replaced Term Loans”) with one or more replacement term loan tranches hereunder (“Replacement Term Loans”), provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Replaced Term Loans, (b) the Applicable Margin for such Replacement Term Loans shall not be higher than the Applicable Margin for such Replaced Term Loans and (c) the weighted average life to maturity of such Replacement Term Loans shall not be shorter than the weighted average life to maturity of such Replaced Term Loans at the time of such refinancing.

SECTION 9.  Amendment to Schedule 1.1.  Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety in the form attached to the Amendment as Exhibit B.

SECTION 10.  Amendment to Exhibit A.  Exhibit A to the Credit Agreement is hereby amended and restated in its entirety in the form attached to the Amendment as Exhibit C.

SECTION 11.  Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Effective Date”):

(a)  Amendment Documentation.  The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower, (ii) Lender Addenda, executed and delivered by the Required Lenders (subject to the last sentence of this paragraph (a)), (iii) Lender Addenda, executed and delivered by New Tranche B Term Lenders, representing commitments to provide the full amount of the Tranche B Term Loan, (iv) Lender Addenda, executed and delivered by Tranche A Term Lenders, representing commitments to provide the full amount of the Tranche A Term Loan and (v) Lender Addenda from Existing Revolving Lenders and New Revolving Lenders, representing commitments to provide the full amount of the New Revolving Commitments.  Pursuant to and in accordance with Sections 4.13 and 11.1 of the Credit Agreement, if any Existing Revolving Lender is a Non-Consenting Lender (as defined in the Credit Agreement), the Borrower will have the right to accept Revolving Commitments from Lenders and third party financial institutions reasonably satisfactory to the Borrower and the Administrative Agent to replace any such Non-Consenting Revolving Lender.

(b)  Legal Opinion. The Administrative Agent shall have received a legal opinion from Proskauer Rose  LLP, counsel to the Loan Parties, and each special and local counsel as may be reasonably requested by the Administrative Agent.  Each such legal opinion shall cover such customary matters relating to the Loan Parties, the Amendment and other matters incidental to the Amendment as the Administrative may request and shall be in form and substance reasonably satisfactory to the Administrative Agent.

(c)   Resolutions and Incumbency Certificates.  The Administrative Agent shall have received resolutions and incumbency certificates of each Loan Party, dated the Effective Date, substantially in the form of the resolutions and incumbency certificates delivered on the Closing Date.

(d)  Lien Searches.  The Administrative Agent shall have received the results of a recent Uniform Commercial Code lien search in Delaware with respect to the Borrower, and such search shall reveal no Liens on any of the Property of the Borrower, except for Liens permitted under Section 8.3 of the Credit Agreement or Liens to be discharged prior to or at the Effective Date.

(e)  Collateral.  The Borrower and the other Loan Parties shall have executed an instrument of acknowledgement and confirmation reasonably satisfactory to the Administrative Agent with respect to the guarantees, security interests and liens created under the Guarantee and Collateral Agreement and the other Security Documents and the effectiveness and enforceability thereof for the benefit of the New Term Loans and the New Revolving Commitments.

(f)  Prepayment of the Existing Term Loans.  The Existing Term Loans, including all accrued, unpaid interest thereon, shall be paid simultaneously in full in cash.

(g)  Fees.  The Administrative Agent shall have been reimbursed for all reasonable expenses then due and payable for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent) and shall have received all fees required to be paid in connection herewith  including for the account of:

(i) each Tranche A Term Lender executing and delivering a Lender Addendum providing that it shall be a Tranche A Term Lender for Tranche A Term Loans in an amount equal to its commitment to make Tranche A Term Loans prior to 9:00 a.m. (EST) on May 27, 2011, an upfront fee equal to 100 basis points of the amount of such commitment to provide Tranche A Term Loans; and

(ii) each New Revolving Lender executing and delivering a Lender Addendum prior to 9:00 a.m. (EST) on May 27, 2011, an upfront fee equal to 100 basis points of the amount of its New Revolving Commitment as set forth on such Lender Addendum.  For the avoidance of doubt, any Existing Revolving Lender providing New Revolving Commitments in excess of such Lender’s Existing Revolving Commitment shall be entitled to an upfront fee pursuant to this paragraph (ii) on such excess commitment amount.

All such amounts will be paid with cash on hand of the Borrower and its Subsidiaries or with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Effective Date.

SECTION 12.  New Term Loans. (a) Subject to the terms and conditions set forth herein, each Tranche A Term Lender agrees to make a Tranche A Term Loan on the Effective Date to the Borrower in a principal amount equal to its New Term Loan Commitment and (ii) each New Tranche B Term Lender agrees to make a Tranche B Term Loan on the Effective Date to the Borrower in a principal amount equal to its New Term Loan Commitment.  The “New Term Loan Commitment” (i) of any New Tranche B Term Lender will be such amount of Tranche B Term Loans set forth on such Lender’s Lender Addendum or such lesser amount allocated to it by the Administrative Agent and notified to it prior to the Effective Date and (ii) of any Tranche A Term Lender will be such amount of Tranche A Term Loans set forth on such Lender’s Lender Addendum or such lesser amount allocated to it by the Administrative Agent and notified to it prior to the Effective Date.

(b)  For purposes hereof, a Person may become a party to the Credit Agreement as amended hereby and a New Tranche B Term Lender or a Tranche A Term Lender, as the case may be, as of the Effective Date by executing and delivering to the Administrative Agent, on or prior to the Effective Date, a Lender Addendum in its capacity as a Tranche A Term Lender or a New Tranche B Term Lender.  The Borrower shall give notice to the Administrative Agent of the proposed Effective Date not later than one Business Day prior thereto, and the Administrative Agent shall notify each Existing Term Loan Lender, each New Tranche B Term Lender and each Tranche A Term Lender thereof.

(c)  Each Tranche A Term Lender will make its Tranche A Term Loan on the Effective Date and each New Tranche B Term Lender will make its Tranche B Term Loan on the Effective Date, by making available to the Administrative Agent, in the manner contemplated by Section 2.2 of the Credit Agreement (as amended hereby), an amount equal to such Lender’s New Term Loan Commitment.  The commitments of the Tranche A Term Lenders and the New Tranche B Term Lenders are several and no such Lender will be responsible for any other such Lender’s failure to make its New Term Loan.  The New Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent as contemplated by Sections 2.2 and 4.3 of the Credit Agreement.  The Lenders having Existing Term Loans that are prepaid in connection with the making of the New Term Loans shall be entitled to the benefits of Section 4.11 of the Credit Agreement with respect thereto.

(d)  The obligation of each Tranche A Term Lender and New Tranche B Term Lender to make New Term Loans on the Effective Date is subject to the satisfaction of the conditions set forth in Section 11 of this Amendment.

(e)  On and after the Effective Date, each reference in the Credit Agreement to “Term Loans” shall be deemed a reference to the New Term Loans contemplated hereby, except as the context may otherwise require.  Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than to the extent set forth in Section 12 of this Amendment) shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Loan Lender in respect of such Lender’s Existing Term Loans.

SECTION 13.  Representations and Warranties.  The Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time; provided that, to the extent any such representation and warranty is already qualified by materiality or by reference to material adverse effect, such representation shall be true and correct in all respects; provided further that, each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 14.  Effects on Loan Documents.  Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 15.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 11.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 16.  Loan Document.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 17.  Amendments; Execution in Counterparts.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Credit Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BUTLER ANIMAL HEALTH SUPPLY, LLC, as Borrower

By:	/s/Meryl B. Weinstein
Name: Meryl B. Weinstein
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $13,333,333.33

Executing as a Tranche A Term Lender:

TD Bank, N.A.
(Name of Institution)

By:	/s/Marla Willner
Name: Marla Willner
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $6,666,666.67

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $__________________________

Executing as a New Revolving Lender:

TD Bank, N.A.
(Name of Institution)

By:	/s/Marla Willner
Name: Marla Willner
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $13,333,333.35

Executing as a Tranche A Term Lender:

JPMorgan Chase Bank, N.A.
(Name of Institution)

By:	/s/Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $___________________

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment: $6,666,666.65

Executing as a New Revolving Lender:

JPMorgan Chase Bank, N.A.
(Name of Institution)

By:	/s/Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW TRANCHE B TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Tranche B Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche B Term Loans on the Second Amendment Effective Date in the amount of such New Tranche B Term Lender’s Tranche B Term Commitment.

From and after the Second Amendment Effective Date, each New Tranche B Term Lender will be a Lender and a Tranche B Term Lender under the Credit Agreement. Each New Tranche B Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

 Tranche B Term Commitment:  $214,518,750.00

Executing as a Tranche B Term Lender:

JPMorgan Chase Bank, N.A.
(Name of Institution)

By:	/s/Michelle Cipriani
Name: Michelle Cipriani
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $13,333,333.33

Executing as a Tranche A Term Lender:

Bank of America N.A.
(Name of Institution)

By:	/s/Steven J. Melicharek
Name: Steven J. Melicharek
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $6,666,666.67

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $__________________________

Executing as a Tranche B Term Lender:

Bank of America N.A.
(Name of Institution)

By:	/s/Steven J. Melicharek
Name: Steven J. Melicharek
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $13,333,333.33

Executing as a Tranche A Term Lender:

RBS Citizens, N.A.
(Name of Institution)

By:	/s/Paul Darrigo
Name: Paul Darrigo
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $6,666,666.67

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $__________________________

Executing as a New Revolving Lender:

RBS Citizens, N.A.
(Name of Institution)

By:	/s/Paul Darrigo
Name: Paul Darrigo
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $10,000,000

Executing as a Tranche A Term Lender:

Raymond James Bank, FSB
(Name of Institution)

By:	/s/Steven Paley
Name: Steven Paley
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

CONTINUING REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Continuing Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to continue its Existing Revolving Commitment as a New Revolving Commitment on the Second Amendment Effective Date in such amount equal to the undersigned’s Existing Revolving Commitment as set forth on the Administrative Agent’s Register (as defined in the Credit Agreement).

From and after the Second Amendment Effective Date, each Continuing Revolving Lender will continue to be a Lender and a Revolving Lender under the Credit Agreement. Each Continuing Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Executing as a Continuing Revolving Lender:

Raymond James Bank, FSB
(Name of Institution)

By:	/s/Steven Paley
Name: Steven Paley
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $___________________

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $500,000

Executing as a New Revolving Lender:

Raymond James Bank, FSB
(Name of Institution)

By:	/s/Steven Paley
Name: Steven Paley
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $10,000,000

Executing as a Tranche A Term Lender:

HSBC Bank USA, N.A.
(Name of Institution)

By:	/s/William Conlan
Name: William Conlan
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $5,000,000

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $__________________________

Executing as a New Revolving Lender:

HSBC Bank USA, N.A.
(Name of Institution)

By:	/s/William Conlan
Name: William Conlan
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $7,333,333.33

Executing as a Tranche A Term Lender:

The Bank of Tokyo-Mitsubishi UFJ
(Name of Institution)

By:	/s/B. McNany
Name: B. McNany
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $___________________

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment: $3,666,666.67

Executing as a New Revolving Lender:

The Bank of Tokyo-Mitsubishi UFJ
(Name of Institution)

By:	/s/B. McNany
Name: B. McNany
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $7,333,333.33

Executing as a Tranche A Term Lender:

U.S. Bank, N.A.
(Name of Institution)

By:	/s/Christopher T. Kordes
Name: Christopher T. Kordes
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $___________________

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment: $3,666,666.67

Executing as a New Revolving Lender:

U.S. Bank, N.A.
(Name of Institution)

By:	/s/Christopher T. Kordes
Name: Christopher T. Kordes
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $6,666,666.67

Executing as a Tranche A Term Lender:

UniCredit Bank AG, New York Branch
(Name of Institution)

By:	/s/Kimberly Sousa
Name: Kimberly Sousa
Title: Director

By:	/s/Pranav Surendranath
Name: Pranav Surendranath
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $3,333,333.33

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $__________________________

Executing as a New Revolving Lender:

UniCredit Bank AG, New York Branch
(Name of Institution)

By:	/s/Kimberly Sousa
Name: Kimberly Sousa
Title: Director

By:	/s/Pranav Surendranath
Name: Pranav Surendranath
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT]

NEW REVOLVING LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a New Revolving Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to provide a New Revolving Commitment on and as of the Second Amendment Effective Date in the amount set forth below (or, if such New Revolving Lender is also a Continuing Revolving Lender, the amount of such Continuing Revolving Lender’s Supplemental New Revolver Commitment in the amount set forth below).

From and after the Second Amendment Effective Date, each New Revolving Lender will be a Lender and a Revolving Lender under the Credit Agreement. Each New Revolving Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

For New Revolving Lender that is not also a Continuing Revolving Lender – New Revolving Commitment:  $2,666,666.67

For New Revolving Lender that is also a Continuing Revolving Lender – Supplemental New Revolving Commitment (i.e., amount in addition to such Lender’s Existing Revolving Commitment):  $__________________________

Executing as a New Revolving Lender:

Siemens Financial Services, Inc.
(Name of Institution)

By:	/s/Anthony Casciano
Name: Anthony Casciano
Title: Senior Vice President

By:	/s/Doug Maher
Name: Doug Maher

[SIGNATURE PAGE TO SECOND AMENDMENT]

TRANCHE A TERM LENDER
LENDER ADDENDUM TO THE
SECOND AMENDMENT OF THE
CREDIT AGREEMENT
DATED AS OF DECEMBER 31, 2009

This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Second Amendment (the “Amendment”), dated as of May 27, 2011, among Butler Animal Health Supply, LLC (the “Borrower”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), with reference to the Credit Agreement, dated as of December 31, 2009 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders party thereto, the Administrative Agent, and the other agents party thereto.  Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Amendment.

By executing this Lender Addendum as a Tranche A Term Lender, the undersigned institution agrees on the terms and subject to the conditions set forth in the Amendment and the Credit Agreement as amended thereby, to make and fund Tranche A Term Loans on the Second Amendment Effective Date in the amount of such Tranche A Term Lender’s Tranche A Term Commitment.

From and after the Second Amendment Effective Date, each Tranche A Term Lender will be a Lender and a Tranche A Term Lender under the Credit Agreement. Each Tranche A Term Lender party hereto also consents to the Second Amendment and agrees that its execution and delivery of this Lender Addendum constitutes, and shall be deemed to constitute, its execution and delivery of the Second Amendment in the form of the Execution Copy thereof posted to Intra-Links.

Tranche A Term Commitment:  $5,333,333.33

Executing as a Tranche A Term Lender:

Siemens Financial Services, Inc.
(Name of Institution)

By:	/s/Anthony Casciano
Name: Anthony Casciano
Title: Senior Vice President

By:	/s/Doug Maher
Name: Doug Maher

[SIGNATURE PAGE TO SECOND AMENDMENT]

Exhibit A

Revised Cover Page

EXECUTION VERSION

CREDIT AGREEMENT

among

BUTLER ANIMAL HEALTH SUPPLY, LLC,
as Borrower,

The Several Lenders
from Time to Time Parties Hereto,

and

BANK OF AMERICA, N.A.,

RAYMOND JAMES BANK, FSB,

RBS CITIZENS, N.A.,

and

TD SECURITIES (USA) LLC,
as Co-Documentation Agents,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

Dated as of December 31, 2009

J.P. MORGAN SECURITIES INC.,
 as Sole Lead Arranger and Sole Bookrunner

Exhibit B

Schedule 1.1

Schedule 1.1

Commitments

Lender	Revolving Commitment	Tranche A Term Loan	Tranche B Term Loan
JPMorgan Chase Bank, N.A.	$6,666,666.65	$13,333,333.35	$214,518,750.0
Bank of America, N.A.	$6,666,666.67	$13,333,333.33	$0.0
RBS Citizens, N.A.	$6,666,666.67	$13,333,333.33	$0.0
TD Bank, N.A.	$6,666,666.67	$13,333,333.33	$0.0
HSBC Bank USA, N.A.	$5,000,000.00	$10,000,000.00	$0.0
Raymond James Bank, FSB	$5,000,000.00	$10,000,000.00	$0.0
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$3,666,666.67	$7,333,333.33	$0.0
U.S. Bank, N.A.	$3,666,666.67	$7,333,333.33	$0.0
UniCredit Bank AG, New York Branch	$3,333,333.33	$6,666,666.67	$0.0
Siemens Financial Services, Inc.	$2,666,666.67	$5,333,333.33	$0.0
Marathon CLO I Ltd.	$0.0	$0.0	$1,481,250.00
TOTAL:	$50,000,000.00	$100,000,000.00	$216,000,000.00

Exhibit C

Form of Assignment and Assumption

EXHIBIT A

FORM OF
ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit Agreement, dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Butler Animal Health Supply, LLC (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The Assignor identified on Schedule l hereto (the “Assignor”) and the Assignee identified on Schedule l hereto (the “Assignee”) agree as follows:

1.      The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an “Assigned Facility”; collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

2.      The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries, any of its Affiliates or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries, any of its Affiliates or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

3.      The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Assumption; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 4.10(d) of the Credit Agreement; (f) confirms that it is a financial institution or an entity that has and will continue to have the ability to fund Loans in the ordinary course of its business; and (g) confirms that it is not a competitor of the Borrower or an Affiliate of any such competitor.

4.      The effective date of this Assignment and Assumption shall be the Effective Date of Assignment described in Schedule 1 hereto (the “Effective Date”).  Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

5.      Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

6.      From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.

7.      THIS ASSIGNMENT AND ASSUMPTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

Schedule 1
to Assignment and Assumption with respect to
the Credit Agreement, dated as of December 31, 2009,
among Butler Animal Health Supply, LLC, as Borrower,
the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent

Name of Assignor: _______________________

Name of Assignee: _______________________

Effective Date of Assignment: _________________

Credit Facility Assigned	Principal Amount Assigned	Commitment Percentage Assigned1

[Revolving	$__________	_____.__________%
Loans][Tranche A Term
Loans][Tranche B Term
Loans]

[Name of Assignee]		[Name of Assignor]

By:		By:
	Name:		Name:
	Title:		Title:

1	Calculate the Commitment Percentage to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Accepted for Recordation in the Register:

JPMorgan Chase Bank, N.A., as Administrative Agent

By:
Name :
Title :

Required Consents (if any):

[Butler Animal Health Supply, LLC]

By:
Name :
Title :

[JPMorgan Chase Bank, N.A., as Administrative Agent]

By:
Name :
Title :